united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-2300

Princeton Everest Fund

(Exact name of registrant as specified in charter)

8000 Normandale Lake Blvd, Suite 1900, Minneapolis, MN 55437

(Address of principal executive offices) (Zip code)

Philip B. Sineneng, Thompson Hine LLP

Huntington Center, 41 S. High Street, Suite 1700 | Columbus, Ohio 43215

(Name and address of agent for service)

Registrant's telephone number, including area code: 952-897-5390

Date of fiscal year end: 3/31

Date of reporting period: 3/31/23

Item 1. Reports to Stockholders.

(formerly, “Princeton Private Investments Access Fund”)

Annual Report
March 31, 2023

A, I, C, II, AA, T and L Share Classes

Managed By:

Princeton Fund Advisors, LLC
8500 Normandale Lake Blvd.
Suite 1900
Minneapolis, MN 55437
1-855-924-2454

Dear Shareholder,

We are pleased to present you with the 2023 Annual Report for the Princeton Everest Fund (the “Fund”). The Class I shares generated a net return of -1.63%1 through the fiscal year ending on March 31, 2023. This was achieved while the broader markets experienced turmoil; the MSCI All-Country World Index and the S&P 500 Total Return Index generated a net loss of -7.44% and -7.73%, respectively. Since its inception in May of 2016, the Fund’s Class I share has returned 9.45% on an annualized basis. Comparatively, the MSCI All-Country World Index has returned 9.45% and the S&P 500 Total Return Index has returned 12.71%. The Fund seeks to offer optimal weighted returns, while mitigating drawdown and standard deviation related to broader equity markets, as seen in the charts below.

Standard Deviation[1]	Maximum Drawdown[1]

Market Overview

Overall, this was a historically challenging year despite a modest rebound in the broader markets. While leveraged loans offered fixed income investors with a modest annual loss of 1%, public equities investors fared worse with the Nasdaq and the S&P 500 Index down 20-30%. In comparison, the deal flows of private markets have remained resilient into 2023. This is despite market turbulence influenced by a potential recession, continued conflict in Eastern Europe, and a higher interest rate environment. During Q1 2023, private equity dealmakers closed an estimated 2,177 deals totalling $261.4 billion dollars2. This achievement further solidifies the long-term opportunities and stability of the private equity sector3.

In 2022, the Consumer Price Index rose by nearly 7%. There were considerable decreases in buying power paired with increasing pressure in the commodity market. To continue the fight against inflation, the Federal Reserve has raised rates eight times since the fiscal year-ended March 31, 2023. This drove many investors to avoid small- cap equities amid growing concerns about the elevated cost of debt. However, private equity transactions continue to climb as company valuations are being diminished by heightened borrowing costs and unstable market conditions. This environment creates attractive buying opportunities and we believe 2023 is an excellent time to invest in private markets. The industry ended 2022 with a record $3.7 trillion in dry powder, so fund managers will be eager to put it to work3 and take advantage of lower company valuations.

Fund Overview

The Princeton Everest Fund is invested in more than 350 underlying portfolio companies located in more than 30 countries. The Fund has investments with vintage years ranging from 2006 to 2023. The underlying portfolio companies represent a multitude of sectors. Information technology, industrials, and healthcare constitute the largest sector exposures. During the fiscal year ended March 31, 2023, the Fund has deployed approximately $23M into underlying private investment funds via capital calls and received over $29M from its underlying funds via distributions. During this time, the Fund has made 6 new commitments totaling $65M.

The Fund’s underlying investment funds exhibited strong performance during the fiscal year-ended March 31, 2023. A significant driver of returns was the Fund’s exposure to the Industrials and Health Care sectors, representing over 27% of the Fund’s net assets on March 31, 2023. The Fund has had positive returns in over 77% of months since the inception on May 5, 2016. Since inception, the Fund has outperformed both the S&P 500 Total Return Index and MSCI All-Country World Index in months where both were negative.

The Fund continues to evaluate opportunities to deploy capital and attempts to manage exposure via primary commitments, secondary market transactions and co-investment opportunities to deliver a portfolio of private investments that is diversified across a wide array of managers, strategies, vintage years, and geographies.

Sincerely,

Princeton Everest Fund

This document does not constitute an offer to sell or a solicitation of an offer to buy securities. Any such offer will be made only by means of the Confidential Prospectus. This document does not contain a complete description of the Fund and the risks associated with an investment therein. Prospective investors and their respective advisors should consider the investment objectives, risks, and charges and expenses of the Fund carefully and read the Prospectus carefully before investing.

[1]	Class I Share. The inception date for the Class I Share is May 13, 2016. The annualized returns are represented from the inception date. The standard deviation and maximum drawdown are represented inception to date.

[2]	Pitchbook, Q1 2023 US PE Breakdown

[3]	Bain & Company, Private Equity Outlook in 2023

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data shown above. The Fund’s management fee is 1.20%. The Fund’s other operating expenses for the Class I shares, excluding the management fee payable to the adviser, were 0.79% as of Fund’s fiscal year ended 3/31/2023. The Fund’s adviser has contractually agreed to waive management fees and make payments to limit Fund expenses until July 31, 2023. After recovering previously waived fees the operating expenses for the Class I Shares, excluding the management fee payable to the adviser, were 0.71%. The fee waiver and expense reimbursement are subject to possible recoupment from the Fund in future years. Underlying funds generally charge a 1%-2% management fee and approximately 20% of net realized profits as a carried interest allocation. The Fund bears underlying management fees, expenses and carried interest, incentive fees or allocations based on performance. Class I Shares do not have a placement fee/sales load. Please review the Fund’s Prospectus for more information regarding the Fund’s fees and expenses, including other share classes. The S&P 500 Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The MSCI All-Country World Index is a free-float -adjusted capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Standard Deviation is a statistical measure of how consistent returns are over time. It is calculated as the square root of variance by determining the variation between each data point relative to the mean. Maximum Drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained.

7447-NLD-05252023

Princeton Everest Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2023

The Fund’s performance figures* for the periods ended March 31, 2023, compared to its benchmark:

				Annualized	Annualized	Annualized	Annualized	Annualized
				Since	Since	Since	Since	Since	Annualized
				Inception(a)-	Inception(b)-	Inception(c)-	Inception(d)-	Inception(e)-	Inception(f)-
	One	Annualized	Annualized	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	Year	Three Year	Five Year	2023	2023	2023	2023	2023	2023
Princeton Everest Fund – Class A	-2.23%	14.75%	8.87%	8.87%	N/A	N/A	N/A	N/A	N/A
Princeton Everest Fund – Class A with load	-5.64%	13.38%	8.09%	8.29%	N/A	N/A	N/A	N/A	N/A
Princeton Everest Fund – Class I	-1.63%	15.43%	9.50%	N/A	9.45%	N/A	N/A	N/A	N/A
Princeton Everest Fund – Class C	-2.39%	14.64%	8.74%	N/A	N/A	8.77%	N/A	N/A	N/A
Princeton Everest Fund – Class C with load	-7.05%	12.80%	7.69%	N/A	N/A	7.89%	N/A	N/A	N/A
Princeton Everest Fund – Class II	-1.93%	15.10%	9.15%	N/A	N/A	9.19%	N/A	N/A	N/A
Princeton Everest Fund – Class AA	-1.93%	15.07%	9.18%	N/A	N/A	N/A	9.18%	N/A	N/A
Princeton Everest Fund – Class AA with load	-7.84%	12.71%	7.83%	N/A	N/A	N/A	7.94%	N/A	N/A
Princeton Everest Fund – Class T	-2.54%	14.41%	N/A	N/A	N/A	N/A	N/A	8.55%	N/A
Princeton Everest Fund – Class T with load	-5.98%	13.07%	N/A	N/A	N/A	N/A	N/A	7.77%	N/A
Princeton Everest Fund – Class L	-2.55%	14.46%	N/A	N/A	N/A	N/A	N/A	N/A	8.27%
Princeton Everest Fund – Class L with load	-4.71%	13.59%	N/A	N/A	N/A	N/A	N/A	N/A	7.75%
S&P 500 Total Return Index	-7.73%	18.60%	11.19%	12.48%	12.71%	11.70%	10.95%	11.70%	10.96%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A, Class C, Class AA, Class T and Class L maximum applicable sales charge of 3.50%, 4.75%, 6.00%, 3.50% and 2.25%, respectively, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before recoupment, are 6.55%, 5.91%, 6.28%, 6.27%, 6.68%, 6.88% and 6.86% for Class A, Class I, Class C, Class II, Class AA, Class T and Class L shares, respectively, per the Fund’s prospectus dated December 13, 2022. After this fee waiver, the expense ratios are 6.48%, 5.84%, 6.21%, 6.19%, 6.61%, 6.81%, and 6.78% for Class A, Class I, Class C, Class II, Class AA, Class T, and Class L shares, respectively. The Fund’s performance would have been lower had Princeton Fund Advisors, LLC (the “Adviser”) not waived fees and/or reimbursed or recaptured expenses. The Fund’s performance would have been higher in years when the Adviser recaptured previously waived fees and/or reimbursed expenses. Class A, Class C, Class AA, Class T and Class L shares are subject to sales charges, as described above, imposed on purchases which may be reduced or waived by the Adviser. All share classes are subject to a maximum early repurchase fee of 2.00% if redeemed within one year of purchase. For performance information current to the most recent month-end, please call toll-free 1-855-924-2454.

(a)	Inception date for Class A is July 1, 2016.

(b)	Inception date for Class I is May 13, 2016.

(c)	Inception date for Class C and Class II is April 3, 2017.

(d)	Inception date for Class AA is November 1, 2017.

(e)	Inception date for Class T is April 2, 2018.

(f)	Inception date for Class L is July 2, 2018.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Princeton Everest Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
March 31, 2023

Comparison of the Change in Value of a $50,000 Investment

The Fund’s holdings by asset classes as of March 31, 2023 are as follows:

% of
Asset Classes	Net Assets
Private Funds	70.3%
Mutual Funds	14.7%
U.S. Government & Agencies	14.5%
Short Term Investment	2.2%
Liabilities In Excess of Other Assets	-1.7%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Princeton Everest Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2023

							Unrealized
							Appreciation/
							(Depreciation)
	Geographic				% of Net		from
Investments	Region	Shares	Cost	Fair Value	Assets		Investments
PRIVATE FUNDS (f)(g) - 70.3%
Apollo Hybrid Value Fund, L.P. (a)	Americas		$16,412,184	$17,488,462	14.3%		$1,076,278
Apollo Investment Fund X L.P. (a)(l)	Americas		—	(163,287)	(0.1)		(163,287)
Bain Capital Special Situations Asia, L.P. (a)(i)	Asia		3,932,041	4,674,857	3.8		742,816
Blackstone Partners VII LP (a)	Americas		1,668,114	1,881,647	1.5		213,533
Bridge Debt Strategies Fund II LP (a)	Americas		923,905	854,559	0.7		(69,346)
Carlyle Direct Alternative Opportunities Fund II (a)	Americas		2,132,384	2,110,411	1.7		(21,973)
Carlyle Partners VIII, L.P. (a)	Americas		1,554,096	1,381,986	1.1		(172,110)
Ellington Mortgage Recovery Partners II LP (a)	Americas		2,500,000	2,480,914	2.0		(19,086)
Ellington Private Opportunities Partners II LP (a)(d)	Americas		603,428	4,968,042	4.1		4,364,614
Ellington Private Opportunities Partners III LP (a)	Americas		2,391,000	2,429,176	2.0		38,176
EPO Onshore Partners LP (a)(b)	Americas		—	114,710	0.1		114,710
Guggenheim Private Debt Fund 2.0, LLC (a)	Americas		1,603,411	965,160	0.8		(638,251)
KKR Americas Fund XII L.P. (a)	Americas		1,742,227	2,422,998	2.0		680,771
KKR Asian Fund III L.P. (a)	Asia		2,665,253	3,386,533	2.8		721,280
KKR European Fund V (a)	Europe		2,738,539	2,706,984	2.2		(31,555)
KKR Indigo Equity Partners (a)	Americas		1,932,436	1,921,703	1.6		(10,733)
KKR North America Fund XI L.P. (a)	Americas		5,496,040	3,583,034	2.9		(1,913,006)
KKR North America Fund XIII L.P. (a)	Americas		1,340,296	1,360,239	1.1		19,943
Mount Yale Private Equity Fund, LP (a)(c)	Americas		10,190	179,953	0.1		169,763
Nuveen Churchill Direct Lending Corp. (a)	Americas		3,363,244	3,213,455	2.6		(149,789)
Silver Lake Alpine II, L.P. (a)	Americas		2,417,205	2,550,553	2.1		133,348
TPG Healthcare Partners, L.P. (a)	Americas		3,715,246	4,624,866	3.8		909,620
TPG Partners VIII, L.P. (a)	Americas		5,273,307	7,882,689	6.4		2,609,382
TPG Partners IX L.P. (a)(l)	Americas		—	(33,180)	(0.0	) (k)	(33,180)
Warburg Pincus Global Growth, L.P. (a)	Global		8,972,500	12,056,303	9.9		3,083,803
Warburg Pincus Global Growth 14, L.P. (a)	Global		750,000	979,520	0.8		229,520
TOTAL PRIVATE FUNDS			$74,137,046	$86,022,287	70.3%		$11,885,241

MUTUAL FUNDS - 14.7%
OPEN END FUNDS - 14.7%
Credit Suisse Floating Rate High Income Fund
Institutional Class	Americas	980,148	6,319,336	6,116,125	5.0%		(203,211)
Deer Park Total Return Credit Fund - Class I (c)	Americas	663,240	6,493,933	5,829,879	4.8		(664,054)
PIMCO Real Return Fund - Institutional Class	Americas	2	22	19	0.0	(h)	(3)
Princeton Premium Fund - Class I (c)	Americas	500,979	6,028,126	6,031,787	4.9		3,661
TOTAL MUTUAL FUNDS			$18,841,417	$17,977,810	14.7%		$(863,607)

		Principal
		Amount
U.S. GOVERNMENT & AGENCIES - 14.5%
U.S. TREASURY BILLS - 14.5%
United States Treasury Bill, 0.00%, 4/6/2023 (j)	Americas	$3,000,000	2,998,125	2,998,837	2.4%		712
United States Treasury Bill, 0.00%, 5/16/2023 (j)	Americas	$9,800,000	9,745,549	9,746,330	8.0		781
United States Treasury Bill, 0.00%, 5/23/2023 (j)	Americas	$5,000,000	4,969,125	4,968,073	4.1		$(1,052)
			$17,712,799	$17,713,240	14.5%		$441

		Shares
SHORT TERM INVESTMENT - 2.2%
First American Government Obligations Fund - Class X 4.08% (e)		2,748,905	$2,748,905	$2,748,905	2.2%
TOTAL SHORT TERM INVESTMENT			$2,748,905	$2,748,905	2.2%

TOTAL INVESTMENTS - 101.7% (Cost - $113,440,167)				$124,462,242
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.7)%				(2,082,008)
NET ASSETS - 100.0%				$122,380,234

(a)	Securities are restricted to resale.

(b)	The Fund’s investment in EPO Onshore Partners LP was formed under a master-feeder fund structure for the purpose of investing all of its investable assets in Ellington Private Opportunities Master Fund (A) LP, a Cayman Islands exempted limited partnership and Ellington Private Opportunities Master Fund (B) LP, a Cayman Islands exempted limited partnership.

(c)	Affiliated fund.

(d)	The Fund’s investment in Ellington Private Opportunities Partners II LP was formed under a master-feeder fund structure for the purpose of investing all of its investable assets in Ellington Private Opportunities Master Funds II (A) LP, a Cayman Islands exempted limited partnership and Ellington Private Opportunities Master Fund II (B) LP, a Cayman Islands exempted limited partnership.

(e)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2023.

(f)	All of the investment is a holding of Princeton Private Investments Holdings, LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(g)	The Fund is not able to obtain complete underlying investment holdings details on each of the Underlying Funds to determine if the Fund’s proportional, aggregated, indirect share of any investments held by the Fund exceeds 5% of net assets of the Fund as of March 31, 2023.

(h)	Percentage rounds to less than 0.1%.

(i)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy.

(j)	Zero coupon bond.

(k)	Percentage rounds to less than (0.1)%.

(l)	Negative balances represent accrued fund expenses and will be offset with future capital calls.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023

ASSETS
Investment securities:
Unaffiliated investments at cost	$100,907,918
Affiliated investments at cost	12,532,249
Investments at cost	$113,440,167
Unaffiliated investments at fair value	$112,420,623
Affiliated investments at fair value	12,041,619
Investments at fair value	$124,462,242
Restricted Cash	2,013,303
Deposits with broker	934
Dividend and interest receivable	236,316
Prepaid expenses and other assets	62,006
TOTAL ASSETS	126,774,801

LIABILITIES
Subscriptions received in advance	2,013,303
Payable for Fund shares repurchased	1,573,043
Investment advisory fees payable	354,498
Distribution and servicing fees payable	189,241
Payable for securities purchased	30,136
Trustee fees payable	1,987
Accrued expenses and other liabilities	232,359
TOTAL LIABILITIES	4,394,567
Commitments and contingencies (See Notes 2 and 9)
NET ASSETS	$122,380,234

Composition of Net Assets:
Paid in capital	$107,010,352
Accumulated earnings	15,369,882
NET ASSETS	$122,380,234

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
March 31, 2023

Class A Shares:
Net Assets	$14,332,249
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	1,105,103
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$12.97
Maximum offering price per share (net asset value plus maximum sales charges of 3.50%)	$13.44

Class I Shares:
Net Assets	$92,612,377
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	6,895,516
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$13.43

Class C Shares:
Net Assets	$572,187
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	44,548
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$12.84
Maximum offering price per share (net asset value plus maximum sales charges of 4.75%)	$13.48

Class II Shares:
Net Assets	$5,438,349
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	413,600
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$13.15

Class AA Shares:
Net Assets	$1,291,645
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	98,264
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$13.14
Maximum offering price per share (net asset value plus maximum sales charges of 6.00%)	$13.98

Class T Shares:
Net Assets	$288,022
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	22,588
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$12.75
Maximum offering price per share (net asset value plus maximum sales charges of 3.50%)	$13.21

Class L Shares:
Net Assets	$7,845,405
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	614,138
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$12.77
Maximum offering price per share (net asset value plus maximum sales charges of 2.25%)	$13.07

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2023

INVESTMENT INCOME
Dividends from unaffiliated investments	$1,844,296
Dividends from affiliated investments	679,758
Interest income	318,516
TOTAL INVESTMENT INCOME	2,842,570

EXPENSES
Management fees	1,423,347
Distribution and/or service fees
Class A	81,974
Class C	4,051
Class II	15,519
Class AA	3,966
Class T	2,544
Class L	76,523
Interest expense	249,002
Professional fees	231,030
Administrative services fees	105,408
Transfer agent fees	86,109
Printing and postage expenses	78,000
Trustees fees and expenses	59,534
Accounting services fees	52,827
Insurance expense	43,000
Compliance officer fees	21,749
Registration fees	3,000
Other expenses	5,000
TOTAL EXPENSES	2,542,583

Plus: Expenses recaptured (See Note 4)	49,801
Less: Fees waived by the adviser for affiliated investments (See Note 4)	(135,705)

NET EXPENSES	2,456,679

NET INVESTMENT INCOME	385,891

NET REALIZED AND UNREALIZED GAIN (LOSS) ON OPERATIONS
Net realized gain (loss) from:
Unaffiliated investments	11,412,940
Affiliated investments	(1,929,733)
9,483,207
Net change in unrealized depreciation on:

Unaffiliated investments	(11,550,830)
Affiliated investments	(93,003)
(11,643,833)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,160,626)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,774,735)

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$385,891	$(1,107,378)
Net realized gain from investments	9,483,207	6,233,367
Net change in unrealized appreciation (depreciation) on investments	(11,643,833)	9,156,290
Net increase (decrease) in net assets resulting from operations	(1,774,735)	14,282,279

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(1,370,627)	(590,041)
Class I	(8,806,991)	(2,949,751)
Class C	(57,669)	(25,556)
Class II	(523,899)	(203,855)
Class AA	(129,852)	(57,406)
Class T	(29,141)	(10,647)
Class L	(902,804)	(408,780)
Total distributions to shareholders	(11,820,983)	(4,246,036)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	945,542	1,236,000
Class I	17,219,119	21,192,680
Class II	786,001	188,000
Class T	48,250	—
Reinvestment of distributions:
Class A	1,352,197	585,321
Class I	7,690,089	2,678,910
Class C	46,287	20,751
Class II	438,149	174,427
Class AA	114,790	50,484
Class T	24,231	10,647
Class L	642,685	246,210
Redemption of shares
Class A	—	(342,026)
Class I	(2,636,455)	(947,722)
Class II	(60,832)	—
Class AA	(34,550)	—
Class L	(986,266)	(725,696)
Net increase in net assets resulting from shares of beneficial interest	25,589,237	24,367,986

NET INCREASE IN NET ASSETS	11,993,519	34,404,229

NET ASSETS
Beginning of Year	110,386,715	75,982,486
End of Year	$122,380,234	$110,386,715

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	March 31, 2023	March 31, 2022
SHARE ACTIVITY
Class A:
Shares Sold	68,474	87,522
Shares Reinvested	103,142	41,104
Shares Redeemed	—	(23,535)
Net increase in shares outstanding	171,616	105,091

Class I:
Shares Sold	1,193,946	1,457,702
Shares Reinvested	567,534	183,739
Shares Redeemed	(191,220)	(63,805)
Net increase in shares outstanding	1,570,260	1,577,636

Class C:
Shares Reinvested	3,563	1,468
Net increase in shares outstanding	3,563	1,468

Class II:
Shares Sold	55,654	12,840
Shares Reinvested	32,993	12,147
Shares Redeemed	(4,333)	—
Net increase in shares outstanding	84,314	24,987

Class AA:
Shares Reinvested	8,651	3,515
Shares Redeemed	(2,670)	—
Net increase in shares outstanding	5,981	3,515

Class T:
Shares Sold	3,489	—
Shares Reinvested	1,878	756
Net increase in shares outstanding	5,367	756

Class L:
Shares Reinvested	49,705	17,462
Shares Redeemed	(77,173)	(50,032)
Net decrease in shares outstanding	(27,468)	(32,570)

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,774,735)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:
Net change in unrealized depreciation	11,643,833
Purchase of investments	(82,473,798)
Proceeds from sale of investments	75,838,542
Net realized gain on investments	(9,483,207)
Proceeds from return of capital distributions received from investments	232,997
Sales of short-term investments, net	(2,479,711)
Amortization	(204,459)
Changes in assets and liabilities:
Increase in dividend and interest receivable	(181,256)
Increase in prepaid expenses and other assets	2,814
Increase in distribution and servicing fees payable	17,192
Increase in investment advisory fees payable	72,000
Increase in accrued expenses and other liabilities	34,111
Increase in trustee fee payable	1,987
Net Cash Used by Operating Activities	(8,753,690)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold, net of change in subscriptions received in advance	19,432,715
Payment of shares redeemed	(2,334,166)
Net repayments on line of credit	(7,565,528)
Cash dividends and distributions paid to shareholders	(1,512,555)
Net Cash Provided by Financing Activities	8,020,466

NET DECREASE IN CASH AND RESTRICTED CASH	(733,224)
CASH AND RESTRICTED CASH - BEGINNING OF YEAR	2,746,527
CASH AND RESTRICTED CASH - END OF YEAR	$2,013,303

Supplemental disclosure of cash flow information:

Supplemental disclosure of non-cash activity:
Noncash financing activities consists of:

Reinvestment of dividends	$10,308,428

Cash paid for Interest	$238,169

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class A	2023(6)	2022(6)	2021	2020	2019
Net asset value, beginning of year	$14.69	$13.17	$10.09	$11.03	$10.92

Gain (Loss) from investment operations:
Net investment loss(1)	(0.02)	(0.23)	(0.15)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.29)	2.40	3.41	(0.58)	0.86
Total from investment operations	(0.31)	2.17	3.26	(0.62)	0.82

Less distributions from:
Net investment income	—	—	—	(0.17)	(0.39)
Net realized gains	(1.41)	(0.65)	(0.18)	(0.15)	(0.32)
Total distributions	(1.41)	(0.65)	(0.18)	(0.32)	(0.71)

Net asset value, end of year	$12.97	$14.69	$13.17	$10.09	$11.03%

Total return(2)	(2.23)%	16.61%	32.53%	(5.87)%	7.58%

Net assets, at end of year (000s)	$14,332	$13,710	$10,914	$8,250	$8,036

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets(3,4)	2.59%	3.62%	4.32%	2.84%	3.11%
Ratio of net expenses to average net assets(4)	2.52%	3.69%	4.38%	2.73%	2.50%
Ratio of net investment loss to average net assets(5)	(0.12)%	(1.62)%	(1.30)%	(0.36)%	(0.34)%

Portfolio Turnover Rate	43%	67%	42%	63%	41%
Senior securities, exclusive of treasury securities(7)	N/A	$7,500,000	$17,500,000	$4,500,000	N/A
Asset coverage ratio of senior securities(8)	N/A	1572%	534%	1327%	N/A
Asset coverage, per $1,000 of senior securities principal amount(8)	N/A	$15,718	$5,342	$13,267	N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Consolidated. See Note 2.

(7)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(8)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class I	2023(6)	2022(6)	2021	2020	2019
Net asset value, beginning of year	$15.07	$13.43	$10.22	$11.11	$10.95

Gain (Loss) from investment operations:
Net investment income (loss)(1)	0.07	(0.14)	(0.08)	0.03	0.03
Net realized and unrealized gain (loss) on investments	(0.30)	2.43	3.47	(0.60)	0.86
Total from investment operations	(0.23)	2.29	3.39	(0.57)	0.89

Less distributions from:
Net investment income	—	—	—	(0.17)	(0.41)
Net realized gains	(1.41)	(0.65)	(0.18)	(0.15)	(0.32)
Total distributions	(1.41)	(0.65)	(0.18)	(0.32)	(0.73)

Net asset value, end of year	$13.43	$15.07	$13.43	$10.22	$11.11

Total return(2)	(1.63)%	17.19%	33.40%	(5.36)%	8.20%

Net assets, at end of year (000s)	$92,612	$80,258	$50,315	$34,864	$30,183

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets(3,4)	1.99%	2.98%	3.73%	2.24%	2.50%
Ratio of net expenses to average net assets(4)	1.91%	3.05%	3.79%	2.13%	1.90%
Ratio of net investment income (loss) to average net assets(5)	0.48%	(0.99)%	(0.71)%	0.24%	0.22%

Portfolio Turnover Rate	43%	67%	42%	63%	41%
Senior securities, exclusive of treasury securities(7)	N/A	$7,500,00	$17,500,000	$4,500,000	N/A
Asset coverage ratio of senior securities(8)	N/A	1572%	534%	1327%	N/A
Asset coverage, per $1,000 of senior securities principal amount(8)	N/A	$15,718	$5,342	$13,267	N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Consolidated. See Note 2.

(7)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(8)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class C	2023(6)	2022(6)	2021	2020	2019
Net asset value, beginning of year	$14.58	$13.09	$10.03	$10.99	$10.89

Gain (Loss) from investment operations:
Net investment loss(1)	(0.03)	(0.25)	(0.15)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.30)	2.39	3.39	(0.59)	0.83
Total from investment operations	(0.33)	2.14	3.24	(0.64)	0.80

Less distributions from:
Net investment income	—	—	—	(0.17)	(0.38)
Net realized gains	(1.41)	(0.65)	(0.18)	(0.15)	(0.32)
Total distributions	(1.41)	(0.65)	(0.18)	(0.32)	(0.70)

Net asset value, end of year	$12.84	$14.58	$13.09	$10.03	$10.99

Total return(2)	(2.39)%	16.48%	32.53%	(6.08)%	7.47%

Net assets, at end of year (000s)	$572	$597	$517	$458	$187

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets(3 ,4)	2.70%	3.75%	4.39%	2.94%	3.29%
Ratio of net expenses to average net assets(4)	2.63%	3.82%	4.45%	2.84%	2.60%
Ratio of net investment loss to average net assets(5)	(0.24)%	(1.75)%	(1.38)%	(0.48)%	(0.26)%

Portfolio Turnover Rate	43%	67%	42%	63%	41%
Senior securities, exclusive of treasury securities(7)	N/A	$7,500,000	$17,500,000	$4,500,000	N/A
Asset coverage ratio of senior securities(8)	N/A	1572%	534%	1327%	N/A
Asset coverage, per $1,000 of senior securities principal amount(8)	N/A	$15,718	$5,342	$13,267	N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Consolidated. See Note 2.

(7)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(8)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class II	2023(6)	2022(6)	2021	2020	2019
Net asset value, beginning of Year	$14.83	$13.26	$10.12	$11.04	$10.92

Gain (Loss) from investment operations:
Net investment income (loss)(1)	0.03	(0.19)	(0.11)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	(0.30)	2.41	3.43	(0.59)	0.83
Total from investment operations	(0.27)	2.22	3.32	(0.60)	0.84

Less distributions from:
Net investment income	—	—	—	(0.17)	(0.40)
Net realized gains	(1.41)	(0.65)	(0.18)	(0.15)	(0.32)
Total distributions	(1.41)	(0.65)	(0.18)	(0.32)	(0.72)

Net asset value, end of year	$13.15	$14.83	$13.26	$10.12	$11.04

Total return(2)	(1.93)%	16.88%	33.03%	(5.68)%	7.76%

Net assets, at end of year (000s)	$5,438	$4,883	$4,034	$3,045	$3,221

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets(3,4)	2.29%	3.33%	4.02%	2.54%	2.85%
Ratio of net expenses to average net assets(4)	2.21%	3.41%	4.08%	2.43%	2.20%
Ratio of net investment income (loss) to average net assets(5)	0.18%	(1.34)%	(1.00)%	(0.05)%	0.05%

Portfolio Turnover Rate	43%	67%	42%	63%	41%
Senior securities, exclusive of treasury securities(7)	N/A	$7,500,000	$17,500,000	$4,500,000	N/A
Asset coverage ratio of senior securities(8)	N/A	1572%	534%	1327%	N/A
Asset coverage, per $1,000 of senior securities principal amount(8)	N/A	$15,718	$5,342	$13,267	N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Consolidated. See Note 2.

(7)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(8)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class AA	2023(6)	2022(6)	2021	2020	2019
Net asset value, beginning of year	$14.82	$13.25	$10.12	$11.04	$10.90

Gain (Loss) from investment operations:
Net investment income (loss)(1)	0.02	(0.19)	(0.11)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.29)	2.41	3.42	(0.59)	0.88
Total from investment operations	(0.27)	2.22	3.31	(0.60)	0.86

Less distributions from:
Net investment income	—	—	—	(0.17)	(0.40)
Net realized gains	(1.41)	(0.65)	(0.18)	(0.15)	(0.32)
Total distributions	(1.41)	(0.65)	(0.18)	(0.32)	(0.72)

Net asset value, end of year	$13.14	$14.82	$13.25	$10.12	$11.04

Total return(2)	(1.93)%	16.89%	32.93%	(5.68)%	7.95%

Net assets, at end of year (000s)	$1,292	$1,368	$1,177	$908	$816

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets(3 ,4)	2.30%	3.35%	4.02%	2.53%	2.72%
Ratio of net expenses to average net assets(4)	2.23%	3.42%	4.08%	2.43%	2.20%
Ratio of net investment income (loss) to average net assets(5)	0.16%	(1.35)%	(0.99)%	(0.06)%	(0.20)%

Portfolio Turnover Rate	43%	67%	42%	63%	41%
Senior securities, exclusive of treasury securities(7)	$—	$7,500,000	$17,500,000	$4,500,000	$—
Asset coverage ratio of senior securities(8)	N/A	1572%	534%	1327%	N/A
Asset coverage, per $1,000 of senior securities principal amount(8)	N/A	$15,718	$5,342	$13,267	N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(3)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Consolidated. See Note 2.

(7)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(8)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year	For the Year	For the Year	For the Year	For the
	Ended	Ended	Ended	Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class T	2023(9)	2022(9)	2021	2020	2019(1)
Net asset value, beginning of period	$14.51	$13.06	$10.03	$11.01	$10.92

Gain (Loss) from investment operations:
Net investment loss(2)	(0.06)	(0.27)	(0.18)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.29)	2.37	3.39	(0.59)	0.87
Total from investment operations	(0.35)	2.10	3.21	(0.66)	0.79

Less distributions from:
Net investment income	—	—	—	(0.17)	(0.38)
Net realized gains	(1.41)	(0.65)	(0.18)	(0.15)	(0.32)
Total distributions	(1.41)	(0.65)	(0.18)	(0.32)	(0.70)

Net asset value, end of period	$12.75	$14.51	$13.06	$10.03	$11.01

Total return(3)	(2.54)%	16.21%	32.23%	(6.25)%	7.31	% (4)

Net assets, at end of period (000s)	$288	$250	$215	$163	$173

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets(5,6,7)	2.89%	3.95%	4.62%	3.14%	3.39%
Ratio of net expenses to average net assets(5,7)	2.82%	4.02%	4.68%	3.02%	2.81%
Ratio of net investment loss to average net assets(5,8)	(0.42)%	(1.95)%	(1.60)%	(0.65)%	(0.68)%

Portfolio Turnover Rate	43%	67%	42%	63%	41	% (4)
Senior securities, exclusive of treasury securities(10)	N/A	$7,500,000	$17,500,000	$4,500,000	N/A
Asset coverage ratio of senior securities(11)	N/A	1572%	534%	1327%	N/A
Asset coverage, per $1,000 of senior securities principal amount(11)	N/A	$15,718	$5,342	$13,267	N/A

(1)	Class T commenced operations April 2, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Consolidated. See Note 2.

(10)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(11)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year	For the Year	For the Year	For the Year	For the
	Ended	Ended	Ended	Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
Class L	2023(9)	2022(9)	2021	2020	2019(1)
Net asset value, beginning of period	$14.53	$13.07	$10.03	$11.01	$11.22

Gain (Loss) from investment operations:
Net investment loss(2)	(0.05)	(0.27)	(0.18)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.30)	2.38	3.40	(0.59)	0.47
Total from investment operations	(0.35)	2.11	3.22	(0.66)	0.41

Less distributions from:
Net investment income	—	—	—	(0.17)	(0.30)
Net realized gains	(1.41)	(0.65)	(0.18)	(0.15)	(0.32)
Total distributions	(1.41)	(0.65)	(0.18)	(0.32)	(0.62)

Net asset value, end of period	$12.77	$14.53	$13.07	$10.03	$11.01

Total return(3)	(2.55)%	16.27%	32.33%	(6.25)%	3.73	% (4)

Net assets, at end of period (000s)	$7,845	$9,320	$8,811	$7,516	$8,093

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets(5,6,7)	2.85%	3.92%	4.55%	3.09%	3.24%
Ratio of net expenses to average net assets(5,7)	2.78%	4.00%	4.61%	2.97%	2.76%
Ratio of net investment loss to average net assets(5,8)	(0.39)%	(1.92)%	(1.57)%	(0.60)%	(0.78)%

Portfolio Turnover Rate	43%	67%	42%	63%	41	% (4)
Senior securities, exclusive of treasury securities(10)	N/A	$7,500,000	$17,500,000	$4,500,000	N/A
Asset coverage ratio of senior securities(11)	N/A	1572%	534%	1327%	N/A
Asset coverage, per $1,000 of senior securities principal amount(11)	N/A	$15,718	$5,342	$13,267	N/A

(1)	Class L commenced operations July 2, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower or higher absent the fee waiver/expense reimbursement or recapture, respectively.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers/expense reimbursements or recapture by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Consolidated. See Note 2.

(10)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(11)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine asset coverage, per $1,000 of senior securities principal amount.

See accompanying notes to consolidated financial statements.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2023

1.	ORGANIZATION

Princeton Everest Fund (formerly Princeton Private Investments Access Fund) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), as a closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 18, 2014. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund commenced operations on May 13, 2016.

The Fund offered seven classes of shares of beneficial interest (“Shares”), designated as Class A Shares, Class I Shares, Class AA Shares, Class II Shares, Class C Shares, Class T Shares and Class L Shares to investors eligible to invest in the Fund. Class I Shares and Class II Shares are offered at net asset value. Class A, Class C Class AA, Class T and Class L Shares are offered at net asset value plus a maximum sales charge of 3.50%, 4.75%, 6.00%, 3.50% and 2.25%, respectively. On March 24, 2023, the Board unanimously agreed to convert Class AA, Class C and Class T shares into Class II, Class A and Class L shares respectively. Effective March 24, 2023, Class AA, Class C and Class T shares will no longer be offered for sale. On May 26, 2023, the share class conversions takes place and shareholders of Class AA shares will hold Class II shares, shareholders of Class C shares will hold Class A shares, and shareholders of Class T shares will hold Class L shares.

The Fund may offer additional classes of Shares as well in the future. Each class of Shares has certain differing characteristics, particularly in terms of the sales charges that Investors (defined below) in that class may bear, and the distribution fees and/or shareholder servicing fees that each class may be charged. The net asset value (“NAV”) for each Share class is calculated separately based on the fees and expenses applicable to each class of Shares. It is expected that the NAV of each Share class will vary over time as a result of the differing fees and expenses applicable to each class of Shares, different inception dates and different offering prices of each respective Share class on its initial closing. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day based upon the total net assets of each class.

The Fund is a registered investment fund. The Fund is similar to an unregistered private fund in that (i) Shares are sold in comparatively large minimum denominations in private placements solely to high net worth individuals and institutional investors, and are subject to restrictions on transfer, and (ii) the Fund pays, and investors bear, an asset- based investment management fee, and are subject indirectly to asset-based fees, carried interests, and incentive allocations charged by the “Underlying Funds” in which the Fund invests. “Underlying Funds” means investment companies such as open-end registered funds, closed-end funds, and exchange traded funds (“ETFs”), or private funds exempt from registration such as hedge funds, private credit funds and “Investment Funds”. “Investment Funds” means private equity pooled investment vehicles of any type, including primary offerings and secondary acquisitions ds that pursue private equity strategies and co-investment opportunities in operating companies presented by one or more Investment Funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (“ASC 946”) including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value as reported by such investment companies the follow ASC 946. The valuation of the Fund’s investments in Underlying Funds (including Investment Funds) is ordinarily determined based upon valuations provided by the Underlying Funds on a monthly, or even quarterly basis

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

(with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest will not have a readily ascertainable market price and will be valued by the Underlying Fund. In this regard, an Underlying Fund may face a conflict of interest in valuing the securities, as their value may affect the Underlying Fund’s compensation or its ability to raise additional funds. When investing in an Underlying Fund (other than publicly offered mutual funds and ETFs), the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which will include a determination whether the Underlying Fund utilizes market values when available, and otherwise will utilize principles of fair value which the Adviser believes are consistent with those used by the Fund. However, no assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Underlying Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Fund’s Board of Trustees (“Board”). The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments affects the Adviser’s compensation. Moreover, the Adviser generally does not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information may be provided on a quarterly basis while the Fund provides valuations on a monthly basis.

The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. A valuation committee comprised of the Fund’s personnel meets monthly, or as needed, to determine the valuation of the Fund’s investments.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2023, for the Fund’s assets and liabilities measured at fair value:

				Investments
Assets *	Level 1	Level 2	Level 3	Valued at NAV	Total
Private Funds	$—	$—	$4,674,857	$81,347,430	$86,022,287
Mutual Funds	17,977,810	—	—	—	17,977,810
U.S. Government & Agencies	—	17,713,240	—	—	17,713,240
Short Term Investment	2,748,905	—	—	—	2,748,905
Total Investments:	$20,726,715	$17,713,240	$4,674,857	$81,347,430	$124,462,242

*	Refer to the Consolidated Portfolio of Investments for industry classification.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

			Proceeds from		Change in
	Beginning		sales and	Net	unrealized	Transfers Transfers	Ending
	Balance	Cost of	principal	realized	appreciation/	into	out of	Balance
Investments	3/31/22	purchases	paydowns	gain (loss)	(depreciation)*	Level 3	Level 3	3/31/23
Private Funds	$4,844,153	$—	$(694,507)	$322,339	$202,872	$—	$—	$4,674,857

*	This amount also represents the change in unrealized appreciation/(depreciation) still held as of March 31, 2023.

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of March 31, 2023:

	Value at	Valuation		Single Input or
Investment Type	3/31/23	Technique(s)	Unobservable Input(s)	Range of Inputs
Private Funds	$4,674,857	Public markets based polynomial pricing model.	Q1 2023 S&P Total Return* Q1 2023 Public Securities Pricing*	-2.44% to 6.28% -18.34% to 3.25%

*	An increase of the input would indicate an increase in fair value.

Investments Valued at NAV –ASC Topic 820 permits a reporting entity to measure the fair value of an Investment Interest that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Investment Interest as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or it was determined by the Fund’s valuation procedures that the private equity is not being reported at fair value.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

The following are restricted securities measured at NAV per share or Level 3 investments:

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Apollo Hybrid Value Fund, L.P.	10/29/2018	Value	Investments in debt and equity securities that trade for less than their intrinsic values due to long-term secular changes, misunderstood risk/reward, company-specific conditions and episodic market dislocation.	$17,488,462	$14,385,897	2028 Subject to three-year extension	None	N/A	Liquidity in form of distributions from investments.
Apollo Investment Fund X LP	10/1/2022	Private Equity Leverage Buyout	Apollo seeks to source attractive investment opportunities at value-oriented prices and unlock strong performance by harnessing the depth and breadth of the Firm’s integrated investment management businesses.	$(163,287)	$10,000,000	2032 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Bain Capital Special Situations Asia, L.P.	4/19/2018	Private Debt	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$4,674,857	$1,972,495	2026 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Blackstone Capital Partners IX L.P.	6/29/2022	Private Equity Leverage Buyout	The Investment process, from the initial identification of the investment opportunity to the final investment decision, through our ownership period to the ultimate monetization, is a disciplined approach integrating financial and ESG objectives.	$—	$10,000,000	2033 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.
Blackstone Capital Partners VIII L.P.	2/28/2020	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$1,881,647	$1,495,690	2030 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Bridge Debt Strategies Fund II LP	9/18/2017	Private Debt	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$854,559	$13,093	2022 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Carlyle Direct Alternative Opportunities Fund II, L.P.	3/11/2022	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$2,110,411	$2,856,810	2030 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Carlyle Partners Fund VIII	4/15/2022	Private Equity Leverage Buyout	Investments in control-oriented and strategic minority investments in mainly buyout transaction, with equity investments where opportunity available to Carlyle ranges from $300 million to more than $2 billion of total equity capital.	$1,381,986	$8,465,130	2032 Subject to two one-year extensions	None	NA	Liquidity in form of distributions from investments.
Ellington Mortgage Recovery Partners II LP	11/16/2022	Private Debt	The partnership will seek to deliver attractive, risk-adjusted total returns by investing in securities and mortgage loans backed by residential real estate.	$2,480,914	$2,500,000	2026	None	N/A	Liquidity in form of distributions from Investments following the investment period.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Ellington Private Opportunities Partners II LP	6/14/2018	Private Debt	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$4,968,042	$—	2022 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments following the investment period.
Ellinton Private Opportunities Partners III LP	11/12/2021	Private Debt	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$2,429,176	$450,000	2026 Subject to a one-year extension	None	N/A	Liquidity in form of distributions from investments following the investment period.
EPO Onshore Partners, LP	6/23/2016	Private Debt	Investments in direct loans and other non-bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$114,710	$—	2020 Subject to one-year extension	None	N/A	Liquidity in form of distributions from Investments following the investment period.
Guggenheim Private Debt Fund 2.0, LLC	7/15/2016	Private Debt	This fund seeks to generate current income and long-term capital appreciation by investing in a portfolio of privately negotiated debt investments, along with equity kickers and miscellaneous preferred and other equity investments.	$965,160	$2,233,580	2024 Subject to three one-year extensions	None	N/A	Liquidity in form of distributions from investments following the investment period.
Hellman & Friedman Capital Partners XI, LP	6/15/2022	Private Equity Leveraged Buyout	The partnership’s primary purpose is to make investments, both within the United States and internationally, for long-term capital appreciation, in public and private companies.	$—	$20,000,000	2032 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
KKR Americas Fund XII L.P.	3/3/2016	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$2,422,998	$225,455	2028	None	NA	Liquidity in form of distributions from investments.
KKR Asian Fund III L.P.	3/31/2017	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$3,386,533	$456,353	2028	None	NA	Liquidity in form of distributions from investments.
KKR European Fund V SCSp	1/1/2019	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$2,706,984	$499,319	2030 Subject to two one-year extensions	None	NA	Liquidity in form of distributions from investments.
KKR Indigo Equity Partners A L.P.	6/9/2022	Private Equity Continuation Vehicle	The investment objective and policy of the Partnership are to acquire a Portfolio Investment in Internet Brands	$1,921,703	$—	2027 Subject to two-year extension	None	NA	Liquidity in form of distributions from investments.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
KKR North America Fund XI, LP	5/13/2016	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$3,583,034	$61,676	2023	None	N/A	Liquidity in form of distributions from investments.
KKR North America Fund XIII, SCSp	6/25/2021	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$1,360,239	$2,659,704	2032 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.
Mount Yale Private Equity Fund, LP	6/30/2017	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$179,953	$—	2024	None	N/A	Liquidity in form of distributions from investments.
Nuveen Churchill Direct Lending Corp.	4/4/2022	Private Debt	The Company’s investment objective is to generate attractive risk-adjusted returns primarily through current income by investing primarily in senior secured loans to private equity-owned U.S. middle market companies.	$3,213,455	$4,136,756	2027 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.
Silver Lake Alpine II, L.P. 12/24/2021		Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$2,550,553	$2,591,494	2032 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Silver Lake Partners VII LP	8/1/2022	Private Equity Leverage Buyout	The principal investment objective of the Underlying Fund is to make private equity investments in large-scale companies within the technology, technology-enabled and related growth industries. Investments will be effected using a broad variety of investment types and transaction structures.	$—	$10,000,000	2032 Subject to three one-year extensions	None	N/A	Liquidity in form of distributions from investments.
TPG Healthcare Partners, L.P.	12/31/2018	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$4,624,866	$1,577,462	2028 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
TPG Partners VIII, L.P.	12/31/2018	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$7,882,689	$2,204,380	2028 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
TPG Partners IX LP	5/2/2022	Private Equity Leverage Buyout	TPG IX is being formed to seek attractive returns by making significant investments in operating companies through acquisitions and financings.	$(33,180)	$10,000,000	2032 Subject to two one-year extensions	None	N/A	Liquidity in form of distributions from investments.
Warburg Pincus Global Growth 14 L.P.	2/1/2022	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$979,520	$4,000,000	2034 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.
Warburg Pincus Global Growth, L.P.	3/26/2019	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$12,056,303	$1,205,000	2031 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.

TOTAL				$86,022,287	$113,990,294

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

Unfunded Commitments – As of March 31, 2023, the Fund had total unfunded commitments of $113,990,294. The Fund’s commitment strategy aims to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Investors, amounts available through borrowing, and any distributions made to Investors.

Consolidation of Subsidiary – Princeton Private Investments Holdings, LLC (“PPIH”) –The Fund formed a wholly owned subsidiary, for the sole purpose of holding all of the Fund’s illiquid private fund investments. PPIH is a Delaware LLC and is a disregarded entity for tax purposes. The results of operations from PPIH have been consolidated with the Fund’s for financial reporting purposes.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended March 31, 2023, the net change in unrealized appreciation on options purchased contracts was $141,057 and the Fund had realized loss of $724,067 on options purchased contracts, which is included on the Consolidated Statement of Operations as net realized gain from unaffiliated investments and net change in unrealized appreciation/depreciation on unaffiliated investments. There were no derivative instruments held by the Fund at the end of the current year. For the year ended March 31, 2023, the Fund participated in one purchased option transaction.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex -dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2020 to September 30, 2022 or expected to be taken for the tax year ended September 30, 2023. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with financial institutions.

These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

Escrowed Cash, Subscriptions Received in Advance and Restricted Cash Balances - The Fund utilizes escrow agents to hold cash deposited to escrow accounts by potential investors. Cash deposits must be accompanied by corresponding subscription agreements to be held in escrow. If cash is received without an accompanying subscription document or if the potential investor is denied admittance to the Fund, the cash is returned to the potential investor. At each close date, upon receiving notification from the Fund, the escrow agent will release the cash for Shareholders being admitted into the Fund to the Fund’s unrestricted operating account. Restricted cash balances and money market funds held in escrow, as of March 31, 2023, totalled $2,013,303. A corresponding liability is included in subscriptions received in advance on the statement of assets and liabilities.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2023, cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments) amounted to $48,010,210 and $58,425,246, respectively.

The following risks relate to investments by the Fund and the Underlying Funds (including Investment Funds) in which it may invest:

Investment Risk . All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful, (ii) the Investment Funds will achieve their return expectations, (iii) the Investment Funds will achieve any return of capital invested, (iv) the Fund’s investment activities will be successful, or (v) Investors will not suffer losses from an investment in the Fund.

Limitations on Transfer; Shares Not Listed; No Market for Fund Shares. The transferability of Shares is subject to certain restrictions, including restrictions imposed under applicable securities laws. The Shares are not traded on any securities exchange or other market. No market currently exists for Shares and none is expected to develop.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed-end funds differ from open- end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund may offer to repurchase Shares from time to time, an Investor may not be able to redeem its Shares for a substantial period of time.

Substantial Fees and Expenses. By investing in Underlying Funds (including Investment Funds) through the Fund, an Investor bears a portion of the Management Fee and other expenses of the Fund. An Investor also indirectly bears a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Underlying Funds.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund does not intend to invest more than 25% of its gross assets (measured at the time of purchase) in any one Investment Fund.

Private Credit Fund Risks. The Fund is subject to all risks associated with the private credit funds in which it may invest. Prepayment risk is associated with debt investment strategies, including investments in mortgages or mortgage-related securities, consumer credit or corporate credit. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. Also, the Underlying Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks.

Valuation of the Fund’s Interests in Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds on a daily, monthly, or even quarterly basis (with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest do not have a readily ascertainable market price and are valued by the Underlying Fund. The Adviser oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Board. The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation. Moreover, the Adviser generally does not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information may be provided on a quarterly basis while the Fund provides valuations on a monthly basis.

Commitment Strategy. The Fund may seek to employ an “over-commitment” strategy with respect to its investments in private funds in order to boost returns, while balancing the need for a certain level of liquidity. Holding a sizeable cash position may result in lower returns to the extent the Fund holds cash rather than employing an “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund, including an adverse impact on the Fund’s ability to fund capital contributions, to pay for repurchases of Shares tendered by Investors or to meet expenses generally. Moreover, if the Fund defaults on its commitment to an Investment Fund or fails to satisfy capital calls to an Investment Fund in a timely manner then, generally, it will be subject to significant penalties, such as the forfeiture of some or all of the Fund’s capital contribution to the Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) indirectly cause the Fund and its Investors to be subject to certain penalties from the Investment Funds (including the forfeiture of a portion of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, climate-change and climate-related events, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee (the “Management Fee”) monthly in arrears. For purposes of determining the Management Fee payable to the Adviser for any month, the total managed assets are calculated as the value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage), at an annual rate of 1.20% of the Fund’s total managed assets. For the year ended March 31, 2023, the Fund incurred $1,423,347 in advisory fees.

The Fund may invest a portion of its assets in the Mount Yale Private Equity Fund, L.P., Ellington Income Opportunities Fund, Deer Park Total Return Credit Fund and Princeton Premium Fund, each advised by the Adviser. The Adviser has voluntarily elected to waive a portion of the Management Fee attributable to assets of the Fund invested in any investment company advised by the Adviser. The portion waived is equal to the amount of the management fee paid to the Adviser by such affiliated investment company, less the attributable amount of (i) any fees to any subadvisor to the affiliated investment company and (ii) any fee waivers, expense reimbursements and other direct expenses incurred by the Adviser to the affiliated investment company. Fees waived pursuant to this voluntary waiver are not subject to recoupment in future periods. As of March 31, 2023, the Adviser waived $135,705 in advisory fees pursuant to the voluntary agreement.

The Adviser has entered into an expense limitation and reimbursement agreement with the Fund, which has been amended and restated to be effective until July 31, 2024 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund for each Share class during the Limitation Period to an amount not to exceed 0.75% per annum of the Fund’s net assets attributed to such Share class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: the Fund’s direct expenses or proportional share of (i) fees, expenses, allocations, carried interests, etc. of the Underlying Funds in which the Fund invests (including all acquired fund fees and expenses), (ii) transaction costs, including legal costs and brokerage commissions, of the Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments, (iii) interest payments incurred by the Fund, (iv) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (v) taxes of the Fund, (vi) extraordinary expenses of the Fund as determined in the Adviser’s sole discretion, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses, (vii) the distribution fees and/or service fees paid by the Fund, and (viii) the Management Fee or any other investment management fee paid by the Fund. “Extraordinary expenses” are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, excise taxes, and costs incurred in connection with holding and/or soliciting proxies for a meeting of the Investors. These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month during the Limitation Period exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement by the Fund for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years after such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the lower of the Expense Cap or the then-current expense limitation, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the lower of the Expense Cap or the then-current expense limitation. For the year ended March 31, 2023, the Adviser recaptured expenses of $49,801. No previously waived fees are subject to recapture in future periods.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

Distributor – The Fund, pursuant to the conditions of the exemptive order issued by the SEC, has adopted distribution and/or service plans with respect to Class A, Class AA, Class II, Class C, Class T and Class L Shares (the “Distribution and Service Plan”) in conformity with Rule 12b-1 under the 1940 Act.

An annual “Distribution and/or Service Fee” of up to 0.60%, 0.30%, 0.30%, 0.70%, 0.90% and 0.85% of the aggregate net asset value of Class A, Class AA, Class II, Class C, Class T and Class L Shares, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of Fund Shares), is charged on an aggregate class-wide basis, and Investors will be subject to the fee as long as they hold their Class A, Class AA, Class II, Class C, Class T and Class L Shares. Class I Shares are not subject to a Distribution and/or Service Fee. For the year ended March 31, 2023, the Fund incurred Distribution and/or Service Fees of $81,974, $4,051, $15,519, $3,966, $ 2,544, and $76,523 for Class A, Class C, Class II, Class AA, Class T and Class L Shares, respectively. Under the terms of a distribution agreement (the “Distribution Agreement”) effective January 15, 2019, with Northern Lights Distributors, LLC (“NLD”), NLD is authorized to retain brokers, dealers and certain financial advisors (which may include wealth advisors) (each a “financial intermediary”) for distribution services and to provide related sales support to Investors holding Class A, Class AA, Class II, Class C, Class T and Class L Shares. Each compensated financial intermediary is paid by NLD based on the aggregate net asset value held by Investors that receive services from such financial intermediary. NLD is expected to pay a Distribution and/or Service Fee to such financial intermediaries, who may use such fees to compensate the financial advisory personnel involved in the placement and on-going servicing, as applicable, of Class A, Class AA, Class II, Class C, Class T and Class L Shares. Payment of the Distribution and/or Service Fee is governed by the Class A, Class AA, Class II, Class C, Class T and Class L Shares’ Distribution and Service Plan.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

5.	REPURCHASE OF SHARES

No Fund shareholder (“Shareholder” or “Investor”) has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Shares from Investors on a quarterly basis with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to not more than 5% of the net assets of the Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of any Share class from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of such Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Investors. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

During the year ended March 31, 2023, the Fund repurchased tendered shares as follows:

				Net Asset	Redemption
			Number of	Value of	Value of	Shares Outstanding on
	Repurchase	% of Shares	Shares	Shares	Shares	Repurchase Date,
Repurchase Date	Offer Amount	Tendered	Tendered	Tendered	Tendered	Before Repurchase
June 30, 2022
Class I		0.87%	51,065	$14.28	$729,202	5,842,370
Class II		1.24%	4,333	$14.04	$60,832	348,967
Total	$5,528,791				$790,034
September 30, 2022
Class I		0.57%	35,323	$14.50	$512,190	6,145,464
Total	$5,618,737				$512,190
December 31, 2022
Class I		0.90%	61,141	$13.22	$808,286	6,826,500
Class AA		2.65%	2,670	$12.97	$34,550	100,934
Total	$5,929,173				$842,836
March 31, 2023
Class I		0.63%	43,691	$13.43	$586,777	6,939,207
Class L		11.16%	77,173	$12.78	$986,266	691,311
Total	$6,004,723				$1,573,043

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2023, the Fund continues to qualify as a regulated investment company.

The Fund’s tax year end is September 30, 2022, as such, the information in this section is as of the Fund’s tax year end.

The tax character of fund distributions paid for the tax years ended September 30, 2022, and September 30, 2021, are as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2022	September 30, 2021
Ordinary Income	$—	$—
Long-Term Capital Gain	4,246,036	366,521
Return of Capital	—	633,879
	$4,246,036	$1,000,400

As of September 30, 2022, and adjusted for activity through fiscal year ended March 31, 2023, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$—	$—	$—	$—	$(6,657,590)	$22,027,472	$15,369,882

The difference between book basis and tax basis accumulated net investment losses, accumulated realized loss on security transactions and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales. unamortized portion of organization expenses for tax purposes, adjustments for partnerships and fiscal year adjustments for net operating losses and distributions in excess.

Late year losses incurred after December 31 within the tax year end are deemed to arise on the first business day of the following year. The Fund incurred and may elected to defer such late year losses of $837,714 as of tax year ended September 30, 2022.

Princeton Everest Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2023

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for September 30, 2022, and adjusted for activity through the fiscal year ended March 31, 2023, as follows:

Paid
In	Distributable
Capital	Earnings
$(57,671)	$57,671

These reclassifications had no effects on net assets.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedules K-1 for the year ended December 31, 2021 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2021 will not be finalized by the Fund until after the fiscal period end. As of March 31, 2023, the tax cost, gross unrealized appreciation and depreciation, and net unrealized are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$102,434,770	$26,433,564	$(4,406,092)	$22,027,472

8.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or under common management. Companies which are affiliates of the Fund on March 31, 2023, are noted in the Fund’s Portfolio of Investments. Transactions during the year ended March 31, 2023, with companies which are affiliates are as follows:

					Net Change in
	Fair Value -				Unrealized	Fair Value -	Dividends
	Beginning		Sales	Realized	Appreciation/	End	Credited to	Shares at
Description	of Period	Purchases	Proceeds	Gain/Loss	Depreciation	of Period	Income	Year End
Deer Park Total Return
Credit Fund - Class I	$14,882,828	$6,821,773	$(13,731,849)	$(1,998,225)	$(144,648)	$5,829,879	$619,498	663,240
Princeton Premium Fund - Class I	4,334,842	5,073,491	(3,521,468)	25,646	119,276	6,031,787	60,260	500,979
Mount Yale Private
Equity Fund LP	304,064	—	(99,326)	42,846	(67,631)	179,953	—	N/A
Total	$19,521,734	$11,895,264	$(17,352,643)	$(1,929,733)	$(93,003)	$12,041,619	$679,758	1,164,219

9.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

The Fund has a line of credit with Barclays Bank, PLC of up to $20,000,000 with a maturity date of May 9, 2024, under a revolving credit agreement. The line of credit is secured by substantially all Fund assets and is used for a variety of short-term cash management purposes, including to pay unfunded commitments to the restricted securities discussed in Note 2. The Fund may request credit increases in $1,000,000 increments. The cost for the borrowing against the line of credit is SOFR plus 3.41% per annum and the effective rate as of March 31, 2023, was 8.30%.

For the year ended March 31, 2023, the interest expense and loan costs were $110,973 and $138,029, respectively, which are included in interest expense on the consolidated statement of operations. There was no outstanding borrowing as of March 31, 2023. The average borrowings for the year ended March 31, 2023, was $424,658 at an average borrowing rate of 4.45%. During the year ended March 31, 2023, the maximum borrowing amount was $7,500,000 and the maximum borrowing interest rate was 5.40%.

10.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded there are no subsequent events that would have an impact requiring adjustment or disclosure in the financial statements except for those items disclosed elsewhere in these consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

Princeton Everest Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Princeton Everest Fund (formerly, Princeton Private Investments Access Fund) and its subsidiary (the Fund), including the consolidated portfolio of investments, as of March 31, 2023, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the related notes to the consolidated financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2023, by correspondence with the custodian, broker, underlying fund advisors, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC’s investment companies since 2017.

Denver, Colorado

May 30, 2023

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2023

Princeton Fund Advisors, LLC, (Advisor to Princeton Everest Fund)

In connection with the board meeting held on March 14, 2023, the Board of Trustees (the “Board” or “Trustees”) of Princeton Everest Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment Advisory agreement (the “Management Agreement”) between the Fund and Princeton Fund Advisors, LLC (the “Advisor”). In considering the renewal of the Management Agreement, the Trustees received materials specifically relating to the Management Agreement, the Advisor, and a memorandum from Thompson Hine LLP regarding the duties of the Trustees with respect to approval of the Management Agreement.

Representatives from the Advisor delivered a presentation to the Board regarding its capabilities as investment advisor to the Fund. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor and this summary of the deliberations may not detail all matters that were considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor and this summary of the deliberations may not detail all matters that were considered. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement.

Nature, Extent and Quality of Service. The Board discussed the professional backgrounds of the Advisor’s key personnel responsible for serving the Fund, noting the breadth of their collective expertise in the industry. The Board remarked how the senior management team at the Advisor had remained unchanged for several years and had demonstrated their skill and commitment with respect to managing the Fund. The Board observed that the Advisor was responsible for all initial and ongoing due diligence, research and investment selection within the Fund. The Board discussed the Advisor’s investment process, and acknowledged the Advisor’s rigorous methodology for sourcing, evaluating, selecting and implementing effective investment strategies had been consistent. The Board considered that the Advisor was well-resourced and that its key personnel continued to make themselves available to the Board and the Fund’s service providers. The Board acknowledged the Advisor’s efforts to manage the Fund’s liquidity needs by limiting the Fund’s capital commitments and making use of a line of credit when appropriate. The Board considered that there had been no material compliance issues, regulatory examinations or litigation proceedings involving the Advisor since the last renewal of the agreement and that the Advisor maintained a strong culture of compliance. The Board acknowledged that the Advisor routinely tested its business continuity plans and experienced no operational disruptions since the last renewal and throughout the COVID-19 pandemic. After further discussion, the Board concluded that the Advisor could be expected to continue providing quality services to the Fund for the benefit of its shareholders.

Performance. The Board reviewed the Fund’s performance compared to a peer group selected by the Advisor, the Fund’s benchmarks and a private fund managed by the Advisor. The Board noted that the Fund continued to perform well on a risk-adjusted basis and had outperformed the Morgan Stanley ACWI for the one-year period. The Board observed that the Fund outperformed the S&P 500 for the 1-year, 3-year and 5-year periods. The Board observed that the Fund trailed its peer group, but noted the Advisor commented that it was difficult to establish a peer group that matched the Fund’s unique blend of private credit, private equity and other liquid investments and that funds with higher concentrations of private equity could be expected to outperform the Fund. The Board agreed that the Fund’s performance was reasonable. After further discussion, the Board concluded that the performance history provided by the Advisor indicated that the Fund had provided reasonable returns to Fund shareholders.

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2023

Fees and Expenses. The Board noted that the Advisor charged an annual advisory fee of 1.20%, based on the average net assets of the Fund. The Board acknowledged that the advisory fee was in line higher than the average of the peer group, but well below the high of the peer group and significantly lower than the advisory fee charged to the private fund managed by the Advisor. The Board considered the Fund’s total expenses, and discussed the Advisor’s observation that the Fund’s acquired fund fees were the primary drivers of the higher relative expenses. The Board determined the advisory fees were reasonable considering the Fund’s unique and specialized strategy, and the quality and extent of the services the Fund continued to receive from the Advisor.

Economies of Scale. The Board considered whether the Advisor and the Fund had realized economies of scale. The Board discussed the expense limitation agreement provided by the Advisor and commented on the benefit the agreement provided to shareholders. The Board agreed that based on the Fund’s current asset size, and expense limitation agreement with the Advisor, the absence of breakpoints was acceptable at this time.

Profitability. The Board reviewed the profitability analysis provided by the Advisor and considered whether the Advisor earned a fair entrepreneurial profit in connection with its relationship with the Fund. The Board observed that the Advisor reported a reasonable profit during the prior year from managing the Fund. The Board considered that the Advisor’s allocation of expenses was based on the percentage of the Advisor’s assets under management and that the Advisor had invested heavily during the start-up phase of the Fund. After discussion, the Board concluded that the level of profit earned by the Advisor was not excessive.

Conclusion. Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the board, including the Independent Trustees, concluded that the advisory fee structure was reasonable, and that renewal of the agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2023

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Unless otherwise noted, the address for each individual is c/o Princeton Fund Advisors, LLC, 8000 Normandale Lake Blvd., Suite 1900 Minneapolis, MN 55437.

Name, Date of Birth, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee Outside Fund Complex During Past 5 Years
INDEPENDENT TRUSTEES
Jeffrey P. Greiner Born: 1958 Trustee and Chairman of the Audit Committee	Term — Inde finite Length — Since September, 2014	Co-Founder and Managing Partner, Northern Pacific Group (since 2012). Senior Advisor, Norwest Equity Partners (2007-2012)	1

YMCA of the Greater Twin Cities (since 2000); Greater Twin Cities United Way (since 2009); Boy Scouts of America (since 2013); The Minnesota Orchestra (since 2002); The Cathedral Church of St. Mark (since 2008); Ellington Income Opportunities Fund (2018- present)

INTERESTED TRUSTEE
John L. Sabre Born: 1957 Trustee, Chairman, and Principal Executive Officer	Term — Indefinite Length — Since September, 2014	Chairman and CEO, Mount Yale Capital Group, LLC (2003-present); Chairman and CEO Princeton Fund Advisors, LLC	1	Ellington Income Opportunities Fund (2018- present)

Princeton Everest Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2023

Name, Date of Birth, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee Outside Fund Complex During Past 5 Years

OFFICER(S) WHO ARE NOT TRUSTEES
Christopher E. Moran Born: 1979 Treasurer	Term — Indefinite Length — Since September, 2014	Chief Financial Officer, Mount Yale Capital Group, LLC (since 2007)	N/A	N/A
Chris Nelson Born: 1968 Secretary	Term — Indefinite Length — Since August, 2021	Senior Compliance Officer, Mount Yale Capital Group, LLC (2021-Present); Compliance Officer, TruChoice Financial Group, LLC (November 2010-February 2021)	N/A	N/A
Emile Molineaux Born: 1962 Chief Compliance Officer	Term — Indefinite Length — Since September, 2014	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 -June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011).	N/A	N/A

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-924-2454.

PRIVACY NOTICE
FACTS	WHAT DOES PRINCETON EVEREST FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	● Social Security number	● Purchase History

	● Assets	● Account Balances

	● Retirement Assets	● Account Transactions

	● Transaction History	● Wire Transfer Instructions

● Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Princeton Everest Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Princeton Everest Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Princeton Everest Fund
What we do
How does Princeton Everest Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Princeton Everest Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tells us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Princeton Everest Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● Princeton Everest Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Princeton Everest Fund doesn’t jointly market.

Princeton Everest Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2023

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-924-2454 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank)

Investment Advisor:
PRINCETON FUND ADVISORS, LLC
8000 Normandale Lake Blvd., Suite 1900
Minneapolis, MN 55437
855-924-2454

Item 2. Code of Ethics. Attached

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that G. Mike Mikan is a financial expert, as defined in Item 3 of Form N-CSR. G. Mike Mikan is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $40,950

2022 - $38,850

(b)	Audit-Related Fees

2023 - $0

2022 - $0

(c)	Tax Fees

2023 - $28,100

2022 - $26,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - $0

2022 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                 2023       2022

                       Audit-Related Fees:       0.00%     0.00%

Tax Fees:                      0.00%    0.00%

All Other Fees:              0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $28,100

2022 - $26,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Advisor to vote the proxies in accordance with the Advisor’s proxy voting guidelines and procedures. In general, the Advisor believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Advisor will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Advisor will generally vote in favor of management or investor proposals that the Advisor believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Advisor will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Advisor will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Advisor, the Advisor will make written disclosure of the conflict to the Independent Trustees indicating how the Advisor proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Advisor voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling toll free 855-924-2454, and on the SEC’s website at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

John L. Sabre is a founder and Chief Executive Officer of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Sabre has also served as the Chairman and Chief Executive Officer of Mount Yale since 2003. Prior to 2003, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre also was employed in the investment banking groups of Credit Suisse First Boston and Drexel Burnham Lambert. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

Greg D. Anderson, is a founder and President of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Anderson is also the President of Mount Yale. Prior to founding the Advisor in 2011 and Mount Yale Asset Management, LLC in 1999, Mr. Anderson was a Senior Vice President and Managing Director of Investment Manager Search, Evaluation, and Due Diligence at Portfolio Management Consultants, Inc. Mr. Anderson was previously employed with Deloitte & Touche where he specialized in the areas of estate planning, health care and non-profit organizations, and tax and personal finance planning for high net worth individuals. Mr. Anderson holds a B.A. degree from Hamline University in Minnesota and a J.D. from the University of Minnesota School of Law. Mr. Anderson is a Certified Public Accountant (inactive).

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles and registered mutual funds. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. Although there are not currently other client accounts that will be pursuing the same types of private equity investments as the Fund, the Advisor may, for example, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to favor Client Accounts over the Fund. The Advisor has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Each Portfolio Manager’s compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Advisor and not by the Fund. Because the Portfolio Managers are indirect equity owners of the Advisor and are affiliated with other entities that may receive performance-based fees from other client accounts, the supplemental distribution that the Portfolio Managers receive from the Advisor, its parent company, or affiliates, directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Advisor from advisory fees and performance-based fees derived from certain client accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2023.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (in millions)	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed (in millions)
John L. Sabre	8	$929	3	$11	1,135	$1,998
Greg D. Anderson	8	929	3	$11	1,135	$1,998

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed
John L. Sabre	0	$0	1	$11	0	$0
Greg D. Anderson	0	$0	1	$11	0	$0

Ownership of Securities

The following table shows the dollar range of the Fund’s equity securities beneficially owned by the portfolio managers as of March 31, 2023.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Greg D. Anderson	$100,001 to $500,000
John L. Sabre	Over $1,000,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Princeton Everest Fund

By (Signature and Title)

           /s/ John L. Sabre

John L. Sabre, Principal Executive Officer/ President

Date 6/8/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

       /s/ John L. Sabre

John L. Sabre, Principal Executive Officer/ President

Date 6/8/23

By (Signature and Title)

       /s/ Christopher Moran

Christopher Moran, Principal Financial Officer/ Treasurer

Date 6/8/23